Exhibit 10.1

OWL ROCK CAPITAL CORPORATION III

FIRST SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

Dated as of December 22, 2022

Re: $60,000,000 7.58% Series 2022B Senior Notes

Due July 21, 2027

OWL ROCK CAPITAL CORPORATION III

Dated as of

December 22, 2022

To the Additional Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This First Supplement to Master Note Purchase Agreement (this “Supplement”) is between Owl Rock Capital Corporation III, a Maryland corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Additional Purchasers”).

Reference is hereby made to that certain Master Note Purchase Agreement dated July 21, 2022 (the “Note Purchase Agreement”) among the Company and the Purchasers listed on the Purchaser Schedule thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.14 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Additional Purchaser(s) as follows:

1. The Company has authorized the issue and sale of $60,000,000 aggregate principal amount of its 7.58% Series 2022B Senior Notes, due July 21, 2027 (the “Series 2022B Notes”). The Series 2022B Notes, together with the Series 2022A Notes issued pursuant to the Note Purchase Agreement, and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2022B Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Additional Purchaser(s) and the Company.

2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Additional Purchaser, and each Additional Purchaser agrees to purchase from the Company, at the Series 2022B Closing provided for in Section 3, Series 2022B Notes in the principal amount specified opposite such Additional Purchaser’s name on Schedule A hereto at a price of 98.406% of the principal amount thereof.

3. The sale and purchase of the Series 2022B Notes to be purchased by each Additional Purchaser shall occur via e-mail at a closing (the “Series 2022B Closing”) on December 22, 2022 or on such other Business Day thereafter as may be agreed upon by the Company and the Additional Purchasers. At the Series 2022B Closing, the Company will deliver to each Additional

Purchaser the Series 2022B Notes to be purchased by such Additional Purchaser in the form of a single Series 2022B Note for such Notes to be purchased by such Additional Purchaser (or such greater number of Series 2022B Notes in denominations of at least $100,000 as such Additional Purchaser may request) dated the date of the Series 2022B Closing and registered in such Additional Purchaser’s name (or in the name of such Additional Purchaser’s nominee), against delivery by such Additional Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 11365178 at State Street Bank. If, at the Series 2022B Closing, the Company shall fail to tender such Series 2022B Notes to any Additional Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Additional Purchaser’s satisfaction, such Additional Purchaser shall, at such Additional Purchaser’s election, be relieved of all further obligations under this Supplement, without thereby waiving any rights such Additional Purchaser may have by reason of such failure by the Company to tender such Series 2022B Notes or any of the conditions specified in Section 4 not having been fulfilled to such Additional Purchaser’s satisfaction.

4. The obligation of each Additional Purchaser to purchase and pay for the Series 2022B Notes to be sold to such Additional Purchaser at the Series 2022B Closing is subject to the fulfillment to such Additional Purchaser’s satisfaction, prior to the Series 2022B Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series 2022B Notes to be purchased at the Series 2022B Closing as if each reference to “Notes,” “Closing” and “Additional Purchaser” set forth therein was modified to refer the “Series 2022B Notes,” the “Series 2022B Closing” and the “Additional Purchaser” (each as defined in this Supplement) and to the following additional conditions:

(a) Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of the Series 2022B Closing (except for representations and warranties which apply to a specific earlier date (other than the date of an earlier Closing) which shall be correct as of such earlier date or as of the date specified in Exhibit A to the extent such provision is superseded in Exhibit A) and the Company shall have delivered to each Additional Purchaser an Officer’s Certificate, dated the date of the Series 2022B Closing certifying that such condition has been fulfilled.

(b) Contemporaneously with the Series 2022B Closing, the Company shall sell to each Additional Purchaser, and each Additional Purchaser shall purchase, the Series 2022B Notes to be purchased by such Additional Purchaser at the Series 2022B Closing as specified in Schedule A.

5. The terms of the Note Purchase Agreement that apply to the Tranche B Notes shall apply to the Series 2022B Notes, except as otherwise expressly set forth herein, including that the “Prepayment Settlement Amount” means, with respect to any Series 2022B Note, an amount equal to the “Prepayment Settlement Amount” as follows:

Prepaid during the period	Prepayment Settlement Amount
On or before January 21, 2027	Make-Whole Amount
After January 21, 2027	Zero

2

6. Each Additional Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are correct on the date hereof with respect to the purchase of the Series 2022B Notes by such Additional Purchaser as if each reference to “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer the “Series 2022B Notes,” the “Series 2022B Closing” and the “Additional Purchaser” (each as defined in this Supplement) and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by this Supplement.

7. The Company and each Additional Purchaser agree to be bound by and comply with the terms and conditions of the Note Purchase Agreement, as supplemented by this Supplement, as fully and completely as if such Additional Purchaser were an original signatory to the Note Purchase Agreement.

8. This Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

9. This Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Delivery of an electronic signature to, or a signed copy of, this Supplement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The parties agree to electronic contracting and signatures with respect to this Supplement. Delivery of an electronic signature to, or a signed copy of, this any Supplement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Supplement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

3

The execution hereof shall constitute a contract between the Company and the Additional Purchaser(s) for the uses and purposes hereinabove set forth.

OWL ROCK CAPITAL CORPORATION III

By
Name: Bryan Cole
Title: Chief Financial Officer

Accepted as of __________, _____

AMERICAN GENERAL LIFE INSURANCE COMPANY

By: Blackstone Liquid Credit Advisors I LLC, on its behalf pursuant to powers of attorney now and hereafter granted to it

By:
Name:
Title:	Authorized Signatory

INFORMATION RELATING TO ADDITIONAL PURCHASERS

NAME AND ADDRESS OF ADDITIONAL PURCHASER	PRINCIPAL AMOUNT AND REGISTERED NOTE NUMBER OF SERIES 2022B NOTES TO BE PURCHASED

AMERICAN GENERAL LIFE INSURANCE COMPANY Name in Which to Register Note(s): HARE & CO., LLC 2727-A Allen Parkway Houston, TX 77019	$20,000,000 S1-1

(1)   All payments by wire transfer of immediately available funds to:

Bank: The Bank of New York Mellon

Swift BIC: IRVTUS3N

ABA Routing Number: 021-000-018

Account Name: BNYM Income

Account Number: GLA111566

Reference: For further credit to: American General Life Insurance Company –

BX; Account No. 579885 Reference: Owl Rock III

PPN 69122J A#3

Principal _______ Interest ______

with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers: 345 Park Ave New York, NY 10154 Attn: Jana Douglas Email: creditassetservicing@blackstone.com BISOperations@blackstone.com

((3) E-mail address for Electronic Delivery: creditassetservicing@blackstone.com

SCHEDULE A

(to First Supplement)

(4)	All other communications:

345 Park Ave

New York, NY 10154

Attn: Jana Douglas

Email: creditassetservicing@blackstone.com,

BISOperations@blackstone.com,

Credit-USPrivateCoordination@Blackstone.com

(5)	U.S. Tax Identification Number: 25-0598210

(6)	Address for delivery of original Note:

The Depository Trust Company

570 Washington Blvd—5th floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

Account Number 579885

2

INFORMATION RELATING TO ADDITIONAL PURCHASERS

NAME AND ADDRESS OF ADDITIONAL PURCHASER	PRINCIPAL AMOUNT AND REGISTERED NOTE NUMBER OF SERIES 2022B NOTES TO BE PURCHASED

AMERICAN GENERAL LIFE INSURANCE COMPANY Name in Which to Register Note(s): HARE & CO., LLC 2727-A Allen Parkway Houston, TX 77019	$20,000,000 S1-2

(1)   All payments by wire transfer of immediately available funds to:

Bank: The Bank of New York Mellon

Swift BIC: IRVTUS3N

ABA Routing Number: 021-000-018

Account Name: BNYM Income

Account Number: GLA111566

Reference: For further credit to: American General Life Insurance Company –

BX; Account No. 579885 Reference: Owl Rock III

PPN 69122J A#3

Principal _______ Interest ______

with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers: 345 Park Ave New York, NY 10154 Attn: Jana Douglas Email: creditassetservicing@blackstone.com BISOperations@blackstone.com

((3) E-mail address for Electronic Delivery: creditassetservicing@blackstone.com

SCHEDULE A

(to First Supplement)

(4)	All other communications:

345 Park Ave

New York, NY 10154

Attn: Jana Douglas

Email: creditassetservicing@blackstone.com,

BISOperations@blackstone.com,

Credit-USPrivateCoordination@Blackstone.com

(5)	U.S. Tax Identification Number: 25-0598210

(6)	Address for delivery of original Note:

The Depository Trust Company

570 Washington Blvd—5th floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

Account Number 579885

2

INFORMATION RELATING TO ADDITIONAL PURCHASERS

NAME AND ADDRESS OF ADDITIONAL PURCHASER	PRINCIPAL AMOUNT AND REGISTERED NOTE NUMBER OF SERIES 2022B NOTES TO BE PURCHASED

AMERICAN GENERAL LIFE INSURANCE COMPANY Name in Which to Register Note(s): HARE & CO., LLC 2727-A Allen Parkway Houston, TX 77019	$20,000,000 S1-3

(1)   All payments by wire transfer of immediately available funds to:

Bank: The Bank of New York Mellon

Swift BIC: IRVTUS3N

ABA Routing Number: 021-000-018

Account Name: BNYM Income

Account Number: GLA111566

Reference: For further credit to: American General Life Insurance Company –

BX; Account No. 579885 Reference: Owl Rock III

PPN 69122J A#3

Principal _______ Interest ______

with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers: 345 Park Ave New York, NY 10154 Attn: Jana Douglas Email: creditassetservicing@blackstone.com BISOperations@blackstone.com

((3) E-mail address for Electronic Delivery: creditassetservicing@blackstone.com

SCHEDULE A

(to First Supplement)

(4)	All other communications:

345 Park Ave

New York, NY 10154

Attn: Jana Douglas

Email: creditassetservicing@blackstone.com,

BISOperations@blackstone.com,

Credit-USPrivateCoordination@Blackstone.com

(5)	U.S. Tax Identification Number: 25-0598210

(6)	Address for delivery of original Note:

The Depository Trust Company

570 Washington Blvd—5th floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

Account Number 579885

2

EXHIBIT A

TO FIRST SUPPLEMENT

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Additional Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement (other than representations and warranties that apply solely to a specific earlier date (other than the date of an earlier Closing) which shall be correct as of such earlier date and other than the Section references hereinafter set forth) is correct in all material respects as of the date hereof with respect to the Series 2022B Notes with the same force and effect as if each reference to “the Notes” set forth therein was modified to refer to the “Series 2022B Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the First Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

Section 5.3. Disclosure. (a) This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Additional Purchasers by or on behalf of the Company (other than financial projections, pro forma financial information and other forward-looking information referenced in Section 5.3(b), information relating to third parties and general economic information) prior to July 8, 2022 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Additional Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, did not as of July 8, 2022, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2021, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

(b) All financial projections, pro forma financial information and other forward-looking information which has been delivered to each Additional Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement are based upon good faith assumptions and, in the case of financial projections and pro forma financial information, good faith estimates, in each case, believed to be reasonable at the time made, it being recognized that (i) such financial information as it relates to future events is subject to significant uncertainty and contingencies (many of which are beyond the control of the Company) and are therefore not to be viewed as fact, and (ii) actual results during the period or periods covered by such financial information may materially differ from the results set forth therein.

EXHIBIT A

(to First Supplement)

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 to this Supplement contains (except as noted therein) complete and correct lists as of the date of the Series 2022B Closing of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, and (ii) the Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 to this Supplement as being owned by the Company and its Subsidiaries have been validly issued, and, to the extent applicable, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c) Each Subsidiary is a limited liability company or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization or incorporation, as applicable, and is duly qualified as a foreign limited liability company or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, except in those jurisdictions where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the limited liability company or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 to this Supplement and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Additional Purchaser copies of the financial statements of the Company and its consolidated subsidiaries. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward-looking information) fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates specified therein and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to year-end adjustments and lack of footnotes).

EXHIBIT A

(to First Supplement)

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any substantially similar debt Securities for sale to, or solicited any offer to buy the Notes or any substantially similar debt Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Additional Purchasers and not more than one Institutional Investor, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder for the general corporate purposes of the Company and its Subsidiaries, including to make investments, repay existing debt and make distributions permitted by this Agreement. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 to this Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of December 22, 2022 of all outstanding Material Indebtedness of the Company and its Subsidiaries. As of December 22, 2022, neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Obligor and, to the knowledge of the Company, no event or condition exists with respect to any Material Indebtedness of the Company or any Subsidiary that have caused one or more Persons to cause such Material Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15 to this Supplement, neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness.

EXHIBIT A

(to First Supplement)

(c) Neither the Company nor any Obligor is a party to, or otherwise subject to any provision contained in, any instrument evidencing Material Indebtedness of the Company or such Obligor, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Material Indebtedness of the Company, except as disclosed in Schedule 5.15 to this Supplement.

EXHIBIT A

(to First Supplement)

EXHIBIT 1 TO FIRST SUPPLEMENT

[FORM OF SERIES 2022B NOTE]

THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.

OWL ROCK CAPITAL CORPORATION III

7.58% SERIES 2022B SENIOR NOTE DUE JULY 21, 2027

No. [ ]	Date [ ]
$[ ]	PPN 69122J A#3

FOR VALUE RECEIVED, the undersigned, OWL ROCK CAPITAL CORPORATION III (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                                ] DOLLARS (or so much thereof as shall not have been prepaid) on July 21, 2027 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 7.58% per annum, as may be adjusted in accordance with Section 1.2 of the hereinafter defined Note Purchase Agreement, from the date hereof, payable semiannually, on the 21st day of January and July in each year, commencing with the January or July next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Prepayment Settlement Amount (if any), at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Prepayment Settlement Amount or Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the Company in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

EXHIBIT 1

(to First Supplement)

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to the First Supplement, dated December 22, 2022, to the Master Note Purchase Agreement, dated July 21, 2022 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), among the Company and the Additional Purchasers named therein, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement (in the case of a transferee, to the extent required by Section 13.2 of the Note Purchase Agreement). Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note with the Company and, as provided in (and subject to the terms and conditions of) the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

OWL ROCK CAPITAL CORPORATION III

By
Name:
Title:

EXHIBIT 1

(to First Supplement)

SCHEDULE 5.4

Subsidiaries of the Company and

Ownership of Subsidiary Stock

(i) Subsidiaries:

Name	Jurisdiction	% of Shares	Subsidiary Guarantor (Yes/No)

OR LENDING III LLC	Delaware	100% owned by the Company	Yes

OR PCF III LLC	Delaware	100% owned by the Company	Yes

OR AH III LLC	Delaware	100% owned by the Company	Yes

ORCC III BC 2 LLC	Delaware	100% owned by the Company	Yes

ORCC III BC 3 LLC	Delaware	100% owned by the Company	Yes

ORCC III BC 4 LLC	Delaware	100% owned by the Company	Yes

ORCC III BC 5 LLC	Delaware	100% owned by the Company	Yes

ORCC III BC 6 LLC	Delaware	100% owned by the Company	Yes

ORCC III FSI LLC	Delaware	100% owned by the Company	Yes

ORCC III BC 8 LLC	Delaware	100% owned by the Company	Yes

ORCC III AAM RH LLC	Delaware	100% owned by the Company	Yes

SCHEDULE 5.4

(to First Supplement)

ORCC III AAM LLC	Delaware	100% owned by the Company	Yes

ORCC III BC 11 LLC	Delaware	100% owned by the Company	Yes

ORCC III BC 12 LLC	Delaware	100% owned by the Company	Yes

ORCC III BC 13 LLC	Delaware	100% owned by the Company	Yes

(ii) Company’s Board of Directors and Senior Officers:

Board of Directors

Edward D’Alelio

Eric Kaye

Craig W. Packer

Christopher M. Temple

Melissa Weiler

Victor Woolridge

Senior Officers

Craig W. Packer – Chief Executive Officer & President

Karen Hager – Chief Compliance Officer

Bryan Cole – Chief Financial Officer & Chief Operating Officer

Alexis Maged – Vice President

Neena Reddy – Vice President & Secretary

Alan Kirshenbaum – Executive Vice President

Jonathan Lamm – Vice President

Matthew Swatt – Co-Chief Accounting Officer & Co-Treasurer

Shari Withem – Co-Chief Accounting Officer & Co-Treasurer

Jennifer McMillon – Co-Chief Accounting Officer, Co-Treasurer & Co-Controller

Agreements Restricting Payment of Dividends or Distributions

None.

SCHEDULE 5.4

(to First Supplement)

SCHEDULE 5.15

EXISTING INDEBTEDNESS OF THE COMPANY AND ITS SUBSIDIARIES

1.	The Bank Credit Agreement.

2.

$325 million of 3.125% notes due 2027, issued under the Indenture, dated as of October 13, 2021, by and among the Company and Wells Fargo Bank, National Association as trustee, as supplemented by the First Supplemental Indenture, dated as of October 13, 2021, in each case, as the same may be amended, restated, amended and restated, supplemented, refinanced, substituted or otherwise modified from time to time.

SCHEDULE 5.15

(to First Supplement)